Exhibit 24.1
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ELECTRIC LIGHTWAVE, INC. constitutes and appoints Robert J. DeSantis and Kerry Rea, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for ELECTRIC LIGHTWAVE, INC., and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                       /s/ Leonard Tow
                                       -------------------
                                           Leonard Tow





February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ELECTRIC LIGHTWAVE, INC. constitutes and appoints Robert J. DeSantis and Kerry Rea, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for ELECTRIC LIGHTWAVE, INC., and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                       /s/ Robert A. Stanger
                                       ---------------------
                                           Robert A. Stanger





February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ELECTRIC LIGHTWAVE, INC. constitutes and appoints Robert J. DeSantis and Kerry Rea, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for ELECTRIC LIGHTWAVE, INC., and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                     /s/ Stanley Harfenist
                                     ---------------------
                                         Stanley Harfenist





February 24, 1998

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ELECTRIC LIGHTWAVE, INC. constitutes and appoints Robert J. DeSantis and Kerry Rea, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for ELECTRIC LIGHTWAVE, INC., and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                       /s/ David B. Sharkey
                                       --------------------
                                           David B. Sharkey





February 24, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ELECTRIC LIGHTWAVE, INC. constitutes and appoints Robert J. DeSantis and Kerry Rea, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1997 for ELECTRIC LIGHTWAVE, INC., and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.



                                     /s/ Maggie Wilderotter
                                     ----------------------
                                         Maggie Wilderotter





February 24, 1998